EXHIBIT 1

Item 4 and Item 5

Report of Independent Certified Public Accountants

December 11, 2015

XXIII Capital Limited
23 Hanover Square
London W1S 1JB

XXIII Capital Financing 1 PLC
35 Great St. Helen’s
London EC3A 6AP

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the management of XXIII Capital Limited hereto (the “Company”), solely to assist the Company in the proposed offering of notes by XXIII Capital Financing 1 PLC. The Company’s management is responsible for the completeness, accuracy, and reliability of the information disclosed in the Initial Data File (as defined herein). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the management of the Company. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed the procedures enumerated below and noted no exceptions on the items listed below.  The procedures we performed were as follows:

On October 15, 2015, November 30, 2015 and December 9, 2015 Guggenheim Securities, LLC (“Guggenheim”) provided us with computer readable data files (collectively, the “Initial Data File”) containing certain characteristics of the loans (the “Loans”).  We performed the procedures indicated below on a sample of Loans.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•
the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. Such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•
the phrase “recomputed” means we validated the number through mathematical calculation using the applicable information in the Initial Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted.  Such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•
the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, the Loan Agreement, Insurance Agreement and other electronic information provided by the company.

Initial Data File Review Procedures:

The Company and Guggenheim Securities (together, the “Specified Parties”) instructed us to select 100% of the Loans for purposes of the Initial Data Review Procedures. For each of the selected loans (the “Sample Loans”), Grant Thornton LLP performed comparisons and recomputations from the Initial Data File, for certain loan characteristics, to information from the Source Documents.

The procedures we performed on the Sample Loans are listed below.

Characteristic
1	Country
2	Deal Type
3	Funding Date
4	Maturity
5	Fixed Floating Interest Type
6	Currency
7	Net Yield
8	Loan Amount
9	Receivable Acquisition Cost
10	Total P&I
11	Receivable Face
12	Insured Value
13	Implied ABS Component

We compared Characteristics 1 through 13 (as set forth in the Initial Data File) to the corresponding information set forth in the provided Source Documents. We noted no unresolved discrepancies between the Initial Data File and the Source Documents:

We were not engaged to and did not conduct an examination or a review of the Initial Date File, the objective of which is the expression of opinion or limited assurance on the financial information or a part thereof. Accordingly, we do not express such an opinion or limited assurance.

Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Company and Guggenheim Securities and is not intended to be and should not be used by anyone other than these specified parties.

Grant Thornton
December 11, 2015